SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     THE MEXICO EQUITY AND INCOME FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                     THE MEXICO EQUITY AND INCOME FUND, INC.
                             World Financial Center
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-5000

                                                               November 19, 1999

Dear Stockholders:

You should have received The Mexico Equity and Income Fund, Inc.'s proxy materials for its December 3, 1999 Annual Meeting of Stockholders. You may also have received separate proxy materials from Mr. Philip Goldstein, a stockholder of the Fund. In his proxy, Mr. Goldstein nominates himself for election as a director of the Fund and introduces several other proposals.

The Board of Directors believes that the ultimate design of Mr. Goldstein is fundamentally inconsistent with the best interests of stockholders of the Fund. Therefore, the Board of Directors of the Fund strongly urges you not to sign any green proxy card you may receive from Mr. Goldstein.

Your Board of Directors also believes that Mr. Goldstein's proposals are simply unnecessary. The concerns reflected in Mr. Goldstein's proposals have already been addressed by the Fund. Since March 1999, the Board has adopted a series of moves, including a new share repurchase and tender offer program, designed to reduce the discount at which the Fund's shares trade while maintaining investment integrity. In addition, if by next year the Fund's shares continue to trade at a discount in excess of 12.5%, the Board intends to submit to stockholders for consideration the question of liquidation of the Fund. Thus, the Board has taken meaningful action to address the concerns that have prompted Mr. Goldstein's proposals. Please see page 7 of our proxy statement for a discussion of this program.

In addition, in his proxy materials, Mr. Goldstein criticizes the Fund's performance for the five year period ended June 30, 1999. In doing so, Mr. Goldstein ignores the fact that the Fund is a vehicle for investment in Mexico with a balanced investment program and conveniently overlooks the fact that the Fund has significantly outperformed other measures of investment performance in Mexico during that period. See pages 12-13 of our proxy statement for more detailed information. As a result, your Board of Directors urges you to be careful in considering the argument set forth in Mr. Goldstein's proxy statement.

As stated in our proxy statement, the persons named as proxies retain discretion to vote in their best judgment on the stockholder proposals for all proxies submitted to the Fund. These proxies intend to vote against each of Mr. Goldstein's proposals.

All you need to do to at this time is the following:

      1. Sign, date and mail the Fund's WHITE PROXY CARD as soon as possible. An additional WHITE PROXY CARD and postage prepaid envelope is enclosed for your convenience.

      2.    Do not sign any green proxy card you may receive from Mr. Goldstein.

      3. If you have already returned Mr. Goldstein's green proxy card, you may revoke that proxy by returning a later dated WHITE PROXY CARD to the Fund.

Thank you for your continued support of the Fund.

                                                  Respectfully,

                                                  Bryan McKigney
                                                  President and Secretary

                     THE MEXICO EQUITY AND INCOME FUND, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 3,1999

The undersigned stockholder of The Mexico Equity & Income Fund, Inc. (the "Fund") hereby appoints Alan H. Rappaport, Laurence E. Cranch and Carmine E. Angone, and each of them, the proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of CIBC World Markets Corp., 200 Liberty Street, 39th floor, New York, New York 10281, on Friday, December 3, 1999 at 11:00 am New York time, and at any and all adjournments thereof according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS (Please check one box for each proposal.)

1. The election of Dr. Luis Rubio as a Class III Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2002.

      |_| FOR                         |_| WITHHOLD AUTHORITY
          the nominee listed below        to vote for the nominee listed below

      NOMINEE CLASS III:                    Dr. Luis Rubio

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending July 31, 2000.

      |_| FOR                       |_| AGAINST                   |_| ABSTAIN

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                           VOTE FOR PROPOSALS 1 AND 2.

(Continued and to be signed on the other side)

The Shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of Proposals 1 and 2. In addition, the Shares represented by this proxy will be voted on any other matter that may come before the Meeting in accordance with the discretion of the proxies appointed hereby. The undersigned hereby revokes any and all proxies with respect to such shares heretofor given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated November 3, 1999.

Dated _____________, 1999

_________________________
Signature

_________________________
Signature if held jointly

If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

SIGN, DATE AND MAIL YOUR PROXY TODAY